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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): MARCH 7, 2000


                          HASTINGS ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)



     TEXAS                      000-24381                   75-1386375
(State or Other
Jurisdiction of                (Commission                (IRS Employer
Incorporation)                 File Number)             Identification No.)



     3601 PLAINS BOULEVARD, SUITE 1, AMARILLO, TEXAS           79102
       (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (806) 351-2300

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ITEM 5.  OTHER EVENTS

         On March 7, 2000, Hastings Entertainment, Inc. issued a press release announcing a non-cash accounting adjustment and fourth quarter charges to earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits:
              --------

              Exhibit
               Number        Description

                99.1         Press Release, dated March 7, 2000 (filed herewith)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  HASTINGS ENTERTAINMENT, INC.



                                  By:  /s/ THOMAS D. NUGENT
                                     -------------------------------------------
                                     Thomas D. Nugent
                                     Vice President and Chief Financial Officer


Date:  March 8, 2000


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                                INDEX TO EXHIBITS

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

EXHIBIT
NUMBER              DESCRIPTION
-------  `          -----------
 99.1               Press Release, dated March 7, 2000 (filed herewith)
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